SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 25, 2002



Commission      Registrant; State of Incorporation;       I.R.S. Employer
File Number      Address; and Telephone Number           Identification No.
-----------      -----------------------------           ------------------

333-21011        FIRSTENERGY CORP.                           34-1843785
                 (An Ohio Corporation)
                 76 South Main Street
                 Akron, Ohio  44308
                 Telephone (800)736-3402

1-446            METROPOLITAN EDISON COMPANY                 23-0870160
                 (A Pennsylvania Corporation)
                 c/o FirstEnergy Corp.
                 76 South Main Street
                 Akron, OH  44308
                 Telephone (800)736-3402

1-3522           PENNSYLVANIA ELECTRIC COMPANY               25-0718085
                 (A Pennsylvania Corporation)
                  c/o FirstEnergy Corp.
                 76 South Main Street
                 Akron, OH  44308
                 Telephone (800)736-3402



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Item 5.  Other Events

         Reference is made to the report on Form 8-K dated February 21, 2002 for FirstEnergy Corp., Metropolitan Edison Company (Met-Ed) and Pennsylvania Electric Company (Penelec). On March 25, 2002, FirstEnergy filed a petition asking the Supreme Court of Pennsylvania to review a Commonwealth Court decision denying Met-Ed and Penelec the ability to defer costs associated with their provider-of-last-resort obligation. Attached as Exhibit 99.1 is a copy of FirstEnergy's letter to the investment community providing additional details related to this petition.


Item 7.  Exhibits

Exhibit No.                    Description
-----------                    -----------

   99.1 FirstEnergy letter to the investment community providing additional details with respect to the petition to the Supreme Court of Pennsylvania.




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                                    SIGNATURE





            Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



March 26, 2002










                                         FIRSTENERGY CORP.
                                         -----------------
                                            Registrant


                                   METROPOLITAN EDISON COMPANY
                                   ---------------------------
                                            Registrant


                                  PENNSYLVANIA ELECTRIC COMPANY
                                  -----------------------------
                                            Registrant


                                       /s/ Harvey L. Wagner
                                ---------------------------------------
                                           Harvey L. Wagner
                                     Vice President and Controller



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